SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                           October 18, 1999
               _________________________________________
                   (Date of earliest event reported)


                    Community Federal Bancorp, Inc.
        ______________________________________________________
        (Exact name of registrant as specified in its charter)

     Delaware                      0-27930                   64-0869537
_____________________________________________________________________________
(State or other            (Commission File Number)       (IRS Employer
jurisdiction of                                          Idenification No.)
incorporation)



  333 Court Street, Tupelo Mississippi                          38802
_____________________________________________________________________________
 (Address of principal executive offices)                    (Zip Code)



                                601-842-3981
            ___________________________________________________
            (Registrant's telphone number, including area code)



                              Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)




Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     a.   Not applicable

     b.   Not applicable

     c.   Exhibits:
          99(a) Press Release, date October 15, 1999








                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.


Date: October 18, 1999        COMMUNITY FEDERAL BANCORP, INC.

                              By: /s/ Jim Ingram
                                  _____________________________
                                  Jim Ingram,
                                  Chief Executive Officer


                              By: /s/ Sherry McCarty
                                  _____________________________
                                  Sherry McCarty,Vice President and
                                  Chief Financial Officer